UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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PennyMac Mortgage Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PENNYMAC MORTGAGE INVESTMENT TRUST 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

PENNYMAC MORTGAGE INVESTMENT TRUST 3043 TOWNSGATE ROAD WESTLAKE VILLAGE, CA 91361

D47540-P54558

You invested in PENNYMAC MORTGAGE INVESTMENT TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021.

Get informed before you vote

View the Notice of 2021 Annual Meeting of Shareholders, Proxy Statement and 2020 Annual Report, which includes our Annual Report on Form 10-K, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. To elect the two Class III Trustees identified in the enclosed Proxy Statement to serve on our Board of Trustees, each for a term expiring at the 2024 Annual Meeting of Shareholders.
Nominees:

1a. David A. Spector	For

1b. Randall D. Hadley	For

2. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

3. To approve, by non-binding vote, our executive compensation.	For

Note: Such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D47541-P54558